UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2018

RIGEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29889	94-3248524
(Commission File No.)	(IRS Employer Identification No.)

1180 Veterans Boulevard

South San Francisco, CA

(Address of principal executive offices)

94080

(Zip Code)

Registrant’s telephone number, including area code: (650) 624-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure.

On September 27, 2018, Rigel Pharmaceuticals, Inc. announced that it will host an investor and analyst day event on Thursday, October 4, 2018 from 12:00pm to 2:30pm Eastern Time in New York City. Members of Rigel’s management team and leading clinical experts will provide updates on Rigel’s recent launch of TAVALISSETM, development program for fostamatinib in the treatment of autoimmune hemolytic anemia, and strategy for pipeline expansion.  A live webcast of the event, with accompanying slides, will be accessible by visiting the “Investors” section of Rigel’s website at https://ir.rigel.com. In addition, Rigel will webcast the Q&A sessions during its event. A replay of the webcast will also be available and archived on the site.

As part of the event, Rigel intends to announce that, based upon its preliminary estimates, Rigel shipped 649 and 891 bottles of TAVALISSE to specialty distributors during the three and nine months ended September 30, 2018, respectively. This estimate has been prepared by and is the responsibility of Rigel’s management. Rigel has not yet completed its closing process for the quarter ended September 30, 2018. This information is preliminary, has not been audited and is subject to change upon completion of Rigel’s closing procedures. Additional information and disclosure would be required for a more complete understanding of Rigel’s financial position and results of operations as of and for the three and nine months ended September 30, 2018. Moreover, even if Rigel’s actual results are consistent with this preliminary estimate, this information may not be indicative of results or developments in subsequent periods.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein shall not be incorporated by reference into any filing with the SEC made by Rigel, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This current report contains forward-looking statements, including, without limitation, statements relating to the total number of bottles of TAVALISSE shipped to specialty distributors during the three and nine months ended September 30, 2018. These forward-looking statements are based upon Rigel’s current expectations. Actual results could differ materially from these forward-looking statements as a result of certain factors, including, without limitation, risks related to changes in shipment information based on the completion of Rigel’s closing procedures and internal reporting processes, and other risks and uncertainties set forth in Rigel’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2018. You are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Rigel does not undertake any obligation to update any forward-looking statements as a result of new information, future events, changed assumptions or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2018		RIGEL PHARMACEUTICALS, INC.

	By:	/s/ Dolly A. Vance
Dolly A. Vance
Executive Vice President, General Counsel and Corporate Secretary